INDEMNIFICATION AGREEMENT

This Indemnification Agreement (the “Agreement”) is made as of March 10, 2006, by Rvision, Inc., a Nevada corporation, hereinafter referred to as (the “Indemnitor”) with its principal place located at 1528 Monteval Place, San Jose, CA 92120 and Brian M. Kelly, hereinafter referred to as (the “Indemnitee”) whose address is 2500 Sixth Avenue, #303, San Diego, CA 92103, with reference to the following facts:

RECITALS

A.       Whereas, October 4, 2004, Custom Federal, Inc., a California corporation (“CFED”) as Tenant entered into an Office Lease Agreement with Fifth and Laurel Associates, a California limited partnership (“Landlord”), for the lease of those premises located at 2445 Fifth Avenue, Suite 450, San Diego, California, consisting of approximately 1,847 rentable square feet (the “CFED Lease”). A copy of the CFED Lease is attached hereto as Exhibit A, and incorporated herein by this referenced.

B.          Whereas, concurrently with Landlord and CFED entering into the CFED Lease, Brian M. Kelly agreed to and did execute a Guarantee of the Lease, for the payment of rent only, not to exceed $56,000, as set forth in that certain Guarantee of Lease dated October 4, 2004 (the “CFED Guarantee”). A copy of the CFED Guarantee is attached hereto as Exhibit B, and incorporated herein by this referenced.

C.          Whereas, October 4, 2004, ISAP Inc., a California corporation (“ISAP”) entered into an Office Lease Agreement with Fifth and Laurel Associates, a California limited partnership (“Landlord”), for the Lease of those premises located at 2445 Fifth Avenue, Suite 440, San Diego, California, consisting of approximately 1,737 rentable square feet (the “ISAP Lease”). A copy of the ISAP Lease is attached hereto as Exhibit C, and incorporated herein by this referenced.

D.          Whereas, concurrently with Landlord and Tenant entering into the ISAP Lease, Brian M. Kelly agreed to and did execute a Guarantee of the Lease, for the payment of rent only, not to exceed $61,000, as set forth in that certain Guarantee of Lease dated October 4, 2004 (the “ISAP Guarantee”). A copy of the ISAP Guarantee is attached hereto as Exhibit B, and incorporated herein by this referenced.

E.           Whereas, pursuant to Section 6.23 of the Consolidation Agreement between the Indemnitor (formerly Eagle Lake Incorporated), Rvision, LLC and CFED, dated August 30, 2005, Indemnitor agreed, that prior to or at the Closing Indemnitor (a) shall assume and replace Brian Kelly as the guarantor of the Office Lease Agreement between CFED, as tenant, and Fifth & Laurel Associates, as landlord, dated October 4, 2004, and shall obtain from landlord the release of Brian Kelly as the guarantor of such lease, and (b) shall assume the Office Lease Agreement between ISAP, as tenant, and Fifth & Laurel Associates, as landlord, dated October 4, 2004, and shall replace Brian Kelly as the guarantor of the ISAP office lease and shall obtain from landlord the release of Brian Kelly as the guarantor of such lease.

F.          Whereas, at the Closing, the parties to the Consolidation Agreement agreed that this condition would be a post-closing condition.

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G.          Whereas, CFED and Indemnitee have been advised by Landlord, that Landlord will consent and agree to the Assignment of the ISAP Lease to CFED and the Assumption of the ISAP Lease by CFED effective April 1, 2006 (the “Effective Date”), but that the Landlord due to the limited consolidated operating history of Indemnitor post-closing that Landlord will not at this time release Indemnitee’s personal guarantees of the ISAP and CFED Leases, and substitute Indemnitor as the Guarantor of said leases. Landlord has agreed to revisit the release of Indemnitee’s personal guarantees at a later date after the Indemnitor has a consolidated operating history.

H.          Whereas, in order to provide Indemnitee with the benefits of the release of the CFED Guaranty and the ISAP Guaranty as contemplated in the Consolidation Agreement, Indemnitor has agree to indemnify and hold Indemnitee harmless to the full extent of the CFED Guaranty and the ISAP Guaranty.

AGREEMENT

NOW, THEREFORE, in order to provide Indemnitee with the benefits of the release of the CFED Guaranty and the ISAP Guaranty as contemplated in the Consolidation Agreement, and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Indemnitee, as follows:

AGREEMENT

1.          Indemnity. As of the Effective Date as set forth above, Indemnitor hereby assumes liability for, and hereby agrees to pay, protect, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Indemnitee), and save and hold Indemnitee harmless from and against, and hereby indemnifies Indemnitee from and against any and all liens, damages (including, without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively “Costs”) which may at any time be imposed upon, incurred by or asserted or awarded against Indemnitee and arising directly or indirectly from or out of the CFED Guaranty and/or ISAP Guaranty, copies of which are attached hereto as Exhibits B and D, respectively.

2.	Indemnification Procedures.

A.          If any action shall be brought against Indemnitee based upon any of the matters for which Indemnitee is indemnified hereunder, Indemnitee shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Indemnitee and the negotiation of any settlement; provided, however, that any failure of Indemnitee to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Indemnitee shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate

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in the defense thereof. In the event Indemnitors shall fail to discharge or undertake to defend Indemnitee against any claim, loss or liability for which Indemnitee is indemnified hereunder, Indemnitee may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Indemnitee hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorney’s fees and disbursements, incurred by Indemnitee in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Indemnitee’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Indemnitee.

B.          Indemnitor shall not, without the prior written consent of Indemnitee: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Indemnitee of a full and complete written release of Indemnitee (in form, scope and substance satisfactory to Indemnitee in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Indemnitee (including, without limitation, Indemnitee’s reputation) or obligate Indemnitee to pay any sum or perform any obligation as determined by Indemnitee in its sole discretion.

C.          All Costs shall be immediately reimbursable to Indemnitee when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Indemnitee any and all Costs within ten (10) days after written notice from Indemnitee itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the rate of eight percent (8.0%) until paid.

3.	General Provisions.

•            Right to Indemnification Not Affected by Knowledge. Indemnitee’s right to defense, indemnification, payment of costs or other remedies based on this Agreement shall not be diminished or affected in any way by any investigation conducted by Indemnitee or other knowledge acquired (or capable of being acquired) in any way by Indemnitee at any time

•            Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect until such time as the Landlord agrees to the release of Indemnitee as the guarantor of the CFED Lease and ISAP Lease or the expiration of the CFED Guaranty and ISAP Guaranty, and all obligations and liabilities thereunder.

•            Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties

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respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

•            Governing Law. THE PARTIES AGREE THE STATE OF CALIFORNIA HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITORS AND INDEMNITEE EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR INDEMNITORS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT INDEMNITEE ‘S OR INDEMNITORS’ OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF CALIFORNIA, AND INDEMNITEE AND INDEMNITORS EACH WAIVE ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

•            Binding Effect; Waiver of Acceptance. This Agreement shall bind each Indemnitor and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, the Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Indemnitee, which consent may be withheld by Indemnitee in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Indemnitee, and this Agreement shall immediately be binding upon Indemnitor.

•            Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices,

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demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days’ prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

•            No Waiver; Time of Essence; Business Days. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in, California are authorized by law to be closed.

•            Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

•            Reasonable Attorney’s Fees. In the event it is necessary for Indemnitee to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Indemnitee any and all costs and expenses, including, without limitation, reasonable attorney’s fees, incurred by Indemnitee as a result thereof and such costs, fees and expenses shall be included in Costs.

•            Successive Actions. A separate right of action hereunder shall arise each time Indemnitee acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitors hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

•            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

•            Facsimile Signatures. It is expressly agreed that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

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•            Advise of Counsel.     INDEMNITOR AND INDEMNITEE HEREBY ACKNOWLEDGE THAT WENTHUR & CHACHAS, LLP, IS ONLY REPRESENTING INDEMNITEE WITH REGARD TO THIS AGREEMENT AND NO OTHER PARTIES. THE PARTIES HERETO ACKNOWLEDGE THAT THEY ARE FREELY AND VOLUNTARILY EXECUTING THIS AGREEMENT AFTER HAVING BEEN ADVISED TO SEEK SEPARATE INDEPENDENT COUNSEL OF THEIR OWN CHOICE FOR ADVISE REGARDING THE OBLIGATIONS OR RIGHTS CREATED BY THIS AGREEMENT AND ANY OTHER LEGAL RIGHTS PERTAINING TO THIS AGREEMENT. THE PARTIES HERETO HAVE EITHER BEEN APPRISED OF ALL RELEVANT INFORMATION AND LEGAL RIGHTS BY LEGAL COUNSEL OF ITS OWN CHOICE, OR HAS VOLUNTARILY CHOSEN NOT TO SEEK SEPARATE INDEPENDENT COUNSEL FOR ADVISE REGARDING THE OBLIGATIONS OF CLIENT CREATED BY THIS AGREEMENT. IN EXECUTING THIS AGREEMENT THE PARTIES DO NOT RELY ON ANY INDUCEMENTS, PROMISES, OR REPRESENTATIONS MADE BY WENTHUR & CHACHAS, LLP.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

INDEMNITEE

Dated: 3/10/06	/s/ Brian M. Kelly
Brian M. Kelly

INDEMNITOR

RVISION, INC.
A Nevada Corporation

Dated 10 Mar 06	/s/ Gregory E. Johnston
By: Gregory Johnston
Title: CEO and Chairman of the Board

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